EXHIBIT (n)(3)

Schedule B AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS (Classes of Shares) November 17, 2008

	A	B C I Advisers R				S

Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	X	X	X	X
Eaton Vance-Atlanta Capital Large-Cap Growth Fund	X			X
Eaton Vance-Atlanta Capital SMID-Cap Fund	X			X
Eaton Vance Global Growth Fund	X	X	X	X
Eaton Vance Greater China Growth Fund	X	X	X	X
Eaton Vance Multi-Cap Growth Fund	X	X	X	X
Eaton Vance Worldwide Health Sciences Fund	X	X	X	X	X

Eaton Vance Investment Trust
Eaton Vance AMT-Free Limited Maturity Municipals Fund	X	X	X
Eaton Vance California Limited Maturity Municipals Fund	X	X	X
Eaton Vance Massachusetts Limited Maturity Municipals	X	X	X
Fund
Eaton Vance National Limited Maturity Municipals Fund	X	X	X
Eaton Vance New Jersey Limited Maturity Municipals Fund	X	X	X
Eaton Vance New York Limited Maturity Municipals Fund	X	X	X
Eaton Vance Ohio Limited Maturity Municipals Fund	X	X	X
Eaton Vance Pennsylvania Limited Maturity Municipals Fund	X	X	X

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund	X	X	X	X
Eaton Vance Arizona Municipals Fund	X	X	X
Eaton Vance Arkansas Municipals Fund	X	X	X
Eaton Vance California Municipals Fund	X	X	X	X
Eaton Vance Colorado Municipals Fund	X	X	X
Eaton Vance Connecticut Municipals Fund	X	X	X	X
Eaton Vance Georgia Municipals Fund	X	X	X	X
Eaton Vance Kentucky Municipals Fund	X	X	X
Eaton Vance Louisiana Municipals Fund	X	X	X
Eaton Vance Maryland Municipals Fund	X	X	X	X
Eaton Vance Massachusetts Municipals Fund	X	X	X	X
Eaton Vance Michigan Municipals Fund	X	X	X
Eaton Vance Minnesota Municipals Fund	X	X	X
Eaton Vance Mississippi Municipals Fund	X	X	X
Eaton Vance Missouri Municipals Fund	X	X	X
Eaton Vance National Municipals Fund	X	X	X	X
Eaton Vance New Jersey Municipals Fund	X	X	X	X
Eaton Vance New York Municipals Fund	X	X	X
Eaton Vance North Carolina Municipals Fund	X	X	X	X

	A	B C I Advisers				R	S

Eaton Vance Municipals Trust cont’d
Eaton Vance Ohio Municipals Fund	X	X	X
Eaton Vance Oregon Municipals Fund	X	X	X
Eaton Vance Pennsylvania Municipals Fund	X	X	X	X
Eaton Vance Rhode Island Municipals Fund	X	X	X
Eaton Vance South Carolina Municipals Fund	X	X	X	X
Eaton Vance Tennessee Municipals Fund	X	X	X
Eaton Vance Virginia Municipals Fund	X	X	X	X
Eaton Vance West Virginia Municipals Fund	X	X	X

Eaton Vance Municipals Trust II
Eaton Vance Hawaii Insured Municipals Fund	X	X	X
Eaton Vance High Yield Municipals Fund	X	X	X	X
Eaton Vance Insured Municipals Fund	X	X	X
Eaton Vance Kansas Municipals Fund	X	X	X
Eaton Vance Tax-Advantaged Bond Strategies Fund	X		X	X
Eaton Vance Tax-Advantaged Treasury-Linked Strategies	X		X	X
Fund

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Bond Fund	X	X	X	X
Eaton Vance Cash Management Fund
Eaton Vance Diversified Income Fund	X	X	X
Eaton Vance Dividend Income Fund	X		X	X		X
Eaton Vance Emerging Markets Income Fund	X		X	X
Eaton Vance Equity Research Fund	X		X	X
Eaton Vance Floating-Rate Advantage Fund	X	X	X	X	X
Eaton Vance Floating-Rate Fund	X	X	X	X	X
Eaton Vance Floating-Rate & High Income Fund	X	X	X	X	X
Eaton Vance Global Macro Fund	X		X	X
Eaton Vance Government Obligations Fund	X	X	X			X
Eaton Vance High Income Fund	X	X	X
Eaton Vance International Equity Fund	X		X	X
Eaton Vance International Income Fund	X		X	X
Eaton Vance Low Duration Fund	X	X	X	X
Eaton Vance Money Market Fund
Eaton Vance Strategic Income Fund	X	X	X
Eaton Vance Structured Emerging Markets Fund	X		X	X
Eaton Vance Tax Free Reserves
Eaton Vance Tax-Managed Dividend Income Fund	X	X	X	X
Eaton Vance Tax-Managed Equity Asset Allocation Fund	X	X	X	X
Eaton Vance Tax-Managed Growth Fund 1.1	X	X	X	X			X
Eaton Vance Tax-Managed Growth Fund 1.2	X	X	X	X
Eaton Vance Tax-Managed International Equity Fund	X	X	X	X
Eaton Vance Tax-Managed Mid-Cap Core Fund	X	X	X	X
Eaton Vance Tax-Managed Multi-Cap Growth Fund	X	X	X
Eaton Vance Tax-Managed Small-Cap Fund	X	X	X
Eaton Vance Tax-Managed Small-Cap Value Fund	X	X	X	X
Eaton Vance Tax-Managed Value Fund	X	X	X	X

	A B C			I Advisers R		S

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	X	X	X	X	X
Eaton Vance Tax-Managed Emerging Markets Fund				X

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	X	X	X	X
Eaton Vance Capital & Income Strategies Fund	X		X	X
Eaton Vance Dividend Builder Fund	X	X	X	X
Eaton Vance Emerging Markets Fund	X	X	X	X
Eaton Vance Enhanced Equity Option Income Fund	X		X	X
Eaton Vance Equity Asset Allocation Fund	X		X	X
Eaton Vance Greater India Fund	X	X	X	X
Eaton Vance Institutional Short Term Income Fund
Eaton Vance Institutional Short Term Treasury Fund
Eaton Vance Investment Grade Income Fund				X
Eaton Vance Large-Cap Growth Fund	X	X	X	X
Eaton Vance Large-Cap Value Fund	X	X	X	X	X
Eaton Vance Real Estate Fund				X
Eaton Vance Risk-Managed Equity Option Income Fund	X		X	X
Eaton Vance Small-Cap Fund	X	X	X	X
Eaton Vance Small-Cap Value Fund	X	X	X	X
Eaton Vance Special Equities Fund	X	X	X	X